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EXHIBIT 99.1

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                  Certification of the Chief Executive Officer
                           Pursuant to 18 U.S.C. 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


         In connection with the Quarterly Report of Sulphco, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rudolph W. Gunnerman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act (15 U.S.C. 78m or 78o (d)); and

         2) The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Dated: November 15, 2002.                          /s/ Rudolph W. Gunnerman
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                                                   By: Rudolph W. Gunnerman
                                                   Its: Chief Executive Officer